Rule 497(e)

File Nos. 002-96000 and 811-04235

PINNACLE SERIES ACCOUNT

Single premium variable life insurance policies

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated May 17, 2019

to the Prospectus dated November 26, 1997

This Supplement amends certain information contained in the Prospectus dated November 26, 1997.

Sale of Business:

On January 24, 2019, Great-West Life & Annuity Insurance Company (“Great-West”) announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective will agree to provide administration for this policy in accordance with their terms and conditions. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated November 26, 1997.

Please read this Supplement carefully and retain it for future reference.